Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Intangible Assets Disclosure [Text Block]
Note 7 - Intangible Assets

Intangible assets consisted of land use right, trademark and customer relationship. All land in the PRC is government-owned and the ownership cannot be sold to any individual or company. However, the government grants the user a right to use the land (“land use right”). The Company acquired the right to use land in Dongguan, Guangdong Province, China, in 2004 for 50 years and is amortizing such rights on a straight-line basis for 50 years.

At February 28, 2012, the Company acquired another land use right for $536,193 (RMB3.4 million) with useful life of 50 years and is amortizing such right on a straight-line basis for 50 years. As of September 30, 2012, the Company paid in full for this land use right.  In addition, the Company is required to pay an annual fee at $240 per MU (total 17.97 MU for the land) from the second year after commencing of the land filling for 60 years for total of approximately $333,000 (RMB 2.1 million). The payment will be made annually with a 5% increase every 5 years. The Company will record such fees on a straight-line basis in future periods.

The Company acquired a customer relationship with a fair value of $50,000 on August 31, 2011, as part of its acquisition of Diamond Bar. Concurrently with its acquisition of Diamond Bar, the Company entered into a trademark purchase and assignment agreement for all rights, title and interest in two trademarks (Diamond Sofa and Diamond Furniture) for $200,000 paid in full at the closing. Amortization of customer relationship and trademark is provided using the straight-line method and estimated lives were 5 and 10 years, respectively.

Intangible assets consisted of the following at September 30, 2012 and December 31, 2011:

	September 30,	December 31,
	2012	2011
	(Unaudited)
Land use right	$1,104,777	$572,202
Customer relationship	50,000	50,000
Trademark	200,000	200,000
Less: accumulated amortization	(134,467)	(97,737)

	$1,220,310	$724,465

Amortization of intangible assets was $39,845 and $10,823 for the nine months ended September 30, 2012 and 2011, respectively, and $10,532 and $5,311 for the three months ended September 30, 2012 and 2011, respectively. Annual amortization expense is expected to be approximately $50,400 for each year from 2013 to 2015, and expected to be approximately $49,552 and $40,385 in 2016 and 2017, respectively.

Note 7 - Intangible Assets
Intangible assets consisted of land use right, trademark and customer relationship. All land in the PRC is government-owned and cannot be sold to any individual or company. However, the government grants the user a right to use the land (“land use right”). The Company acquired the right to use land in Dongguan, Guangdong Province, China, in 2004 for 50 years and is amortizing such rights on a straight-line basis for 50 years.

The Company acquired a customer relationship with a fair value of $50,000 on August 31, 2011, as part of its acquisition of Diamond Bar. Concurrently with its acquisition of Diamond Bar, the Company entered into a trademark purchase and assignment agreement for all rights, title and interest in two registered U.S. trademarks (Diamond Sofa and Diamond Furniture) for $200,000 paid in full at the closing. Amortization of customer relationship and trademark is provided using the straight-line method and estimated lives were 5 and 10 years, respectively.

Intangible assets consisted of the following at December 31, 2011 and 2010:

	2011	2010
Land use right	$572,202	$544,399
Customer relationship	50,000	-
Trademark	200,000	-
Less: accumulated amortization	(97,737)	(72,587)

Net	$724,465	$471,812

Amortization of intangible assets was $21,164 and $10,652 for the years ended December 31, 2011 and 2010, respectively. Annual amortization expense is expected to be approximately $41,200 for each year from 2012 to 2015, and expected to be approximately $40,300 in 2016.